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                                                                    EXHIBIT 99.2

                                REVOCABLE PROXY
                           REUNION INDUSTRIES, INC.


[X] PLEASE MARK VOTES AS IN THIS EXAMPLE
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 21, 1999.

The undersigned stockholder of Reunion Industries, Inc. (the "Company") hereby appoints Charles E. Bradley, Sr., Thomas L. Cassidy, or Franklin Myers, or any of them, attorneys and proxies of the undersigned; each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Select Stamford, 700 Main Street, Stamford, Connecticut, on Tuesday, October 21, 1999, at 10:00 a.m., local time, and at any adjournments thereof, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote:

Please be sure to sign and date this Proxy in the box below.


-----------------------------------
           Date


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Stockholder sign above


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Co-holder (if any) sign above

                                                          WITH-      FOR ALL
1. The election as directors (except as    FOR            HOLD       EXCEPT
   indicated below) of all nominees.       [_]            [_]          [_]


           THOMAS N. AMONETT                          FRANKLIN MYERS
             JOHN G. POOLE                           THOMAS L. CASSIDY
        CHARLES E. BRADLEY, SR.                        W.R. CLERIHUE

INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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                                             FOR        AGAINST     ABSTAIN
2. The approval and adoption of the          [_]          [_]         [_]
   Amended and Restated Merger Agreement,
   dated as of July 28, 1999, between the
   Company and Chatwins Group, Inc.

                                             FOR        AGAINST     ABSTAIN
3. In their discretion, upon such other      [_]          [_]         [_]
   matters as may properly come before
   the meeting, hereby revoking any
   proxy or proxies heretofore given by
   the undersigned.


Please check box if you plan to attend the Annual Meeting.  [_]

The Board of Directors recommends a vote FOR each of the proposals set forth above; if no specification is made, the shares will be voted FOR such proposals.

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  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                           REUNION INDUSTRIES, INC.
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The above signed hereby acknowledges receipt of the Notice of Annual Meeting of stockholders and the Proxy Statement furnished herewith.

Signatures should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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